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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     May 23, 2000
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                                    TRW Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Ohio                     1-2384                  34-575430
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 (STATE OR OTHER JURISDICTION      (COMMISSION FILE       (I.R.S. EMPLOYER
      OF INCORPORATION )                     NUMBER)      IDENTIFICATION NUMBER)



      1900 Richmond Road, Cleveland, OH                           44124
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



      Registrant's telephone number, including area code:   (216) 291-7000
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.           Other Events

         On May 23, 2000, TRW Inc. entered into an underwriting agreement with Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives for the underwriters named in the agreement (the "Underwriting Agreement"), related to the sale of $500 million of TRW's 8 3/4% notes that mature on May 15, 2006 (the "Notes"). The Notes are part of the $2,500,000,000 debt securities, common stock, warrants to purchase debt securities, warrants to purchase common stock, stock purchase contracts and stock purchase units registered by TRW pursuant to Registration Statements filed with the Securities and Exchange Commission on Form S-3 (Registration Nos. 333-48443 and 333-89133).

         The Underwriting Agreement is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  1        Underwriting Agreement, dated May 23, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRW Inc.



                                         By:
                                                /s/ Kathleen A. Weigand
                                                -----------------------
                                                Kathleen A. Weigand
                                                Assistant General Counsel and
                                                Assistant Secretary




DATE:    May 31, 2000



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                                  EXHIBIT INDEX

EXHIBIT                    TITLE
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1                 Underwriting Agreement, dated May 23, 2000